News ONEOK’s Saguaro Connector Pipeline Files Permit Application for Proposed Natural Gas Border-Crossing Facilities at the U.S. and Mexico Border Required Permit Filing for Potential Intrastate Natural Gas Pipeline Connecting Permian Basin Production to International Markets TULSA, Okla. – Dec. 20, 2022 – ONEOK, Inc. (NYSE: OKE) today announced that its Saguaro Connector Pipeline subsidiary has filed a Presidential Permit application with the Federal Energy Regulatory Commission (FERC) to construct and operate facilities for the exportation of natural gas at a new international border-crossing at the U.S. and Mexico border in Hudspeth County, Texas. The proposed border facilities would connect upstream with a potential intrastate natural gas pipeline, the Saguaro Connector Pipeline, which would be designed to transport natural gas from ONEOK’s existing WesTex intrastate natural gas pipeline system in the Permian Basin in West Texas to Mexico. Additionally, the proposed border facilities would connect at the International Boundary with a new pipeline under development in Mexico for delivery to an export facility on the West Coast of Mexico. The potential Saguaro Connector Pipeline would consist of approximately 155 miles of 48-inch-diameter natural gas pipeline originating at the Waha Hub in Pecos County, Texas. The ultimate design capacity of the potential pipeline would be approximately 2.8 billion cubic feet per day. Final investment decision on the potential pipeline is expected by mid-2023. --------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in the S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance December 20, 2022 Analyst Contact: Andrew Ziola 918-588-7683 Media Contact: Annell Morrow 918-588-7440 Exhibit 99.1

-more- ONEOK’s Saguaro Connector Pipeline Files Permit Application for Proposed Natural Gas Border- Crossing Facilities at the U.S. and Mexico Border Dec. 20, 2022 Page 2 (including projected levels of quarterly and annual dividends), liquidity, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "might," "plan," "potential," "project," “proposed,” "scheduled," "should," "will," "would" and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ### Exhibit 99.1